UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, Michal Cupa resigned from the position of Senior Vice President and Chief Operating Officer of Golden Telecom, Inc. (the "Company"). On September 15, 2005, the employment agreement between Michal Cupa and the Company, dated as of March 1, 2004 (the "Employment Agreement"), was terminated.

On September 15, 2005, the Company and Mr. Cupa entered into a Separation Agreement and General Release (the "Agreement"). A copy of the Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. Pursuant to the Agreement, Mr. Cupa is entitled to (i) base salary payments of $92,750 until December 31, 2005; (ii) employee benefits until December 31, 2005; (iii) an incentive bonus for fiscal year 2005 under the Company’s Incentive Bonus Plan for Senior Management in the amount of $105,000; (iv) a separation payment in the amount of $423,000 in lieu of salary and bonus for fiscal year 2006; (v) an additional payment of $100,000 in lieu of shares of restricted stock that may have vested during 2006; (vi) a payment of $24,461 representing the value of Mr. Cupa’s unused vacation during Mr. Cupa’s employment with the Company; (vii) reimbursement for the cost of continuing the Company’s medical, dental, and health insurance coverage until December 31, 2006, and until June 30, 2007 at Mr. Cupa’s expense; (viii) relocation expenses of $10,000; (ix) use of a company car until January 31, 2006; (x) reasonable use of phone services and a mobile phone until December 31, 2006; (xi) reasonable expenses until December 31, 2006 for the use of a global outplacement firm; and (xii) continuing insurance benefits until December 31, 2006; provided that the benefits under clauses (ii) and (vii) shall cease upon such earlier date upon which Mr. Cupa receives comparable benefits or coverage from a subsequent employer. The terms of the Agreement further provide that Mr. Cupa will serve as Special Advisor to the Chief Executive Officer of the Company until December 31, 2005, for a general release relating to any actions against the Company regarding Mr. Cupa’s employment, and customary provisions related to non-competition, non-solicitation and confidentiality.

Item 1.02 Termination of a Material Definitive Agreement.

On September 15, 2005, the Employment Agreement between the Company and Mr. Cupa terminated. The disclosure describing the termination of Mr. Cupa’s Employment Agreement under Item 1.01 above is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

September 21, 2005	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior-Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Seperation Agreement by and between the Company and Michal Cupa